UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2018

EQUITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Kansas	001-37624	72-1532188
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7701 East Kellogg Drive, Suite 300 Wichita, KS		67207
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 316.612.6000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

☒	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 7.01	Regulation FD Disclosure.

On May 4, 2018, Equity Bancshares, Inc. (the “Company”) completed its acquisition of Kansas Bank Corporation and its wholly-owned subsidiary, The First National Bank of Liberal. Also on May 4, 2018, the Company completed its acquisition of Adams Dairy Bancshares, Inc. and its wholly-owned subsidiary, Adams Dairy Bank. The press release announcing the closings is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As provided in General Instruction B.2 to Form 8-K, the information furnished in Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Equity Bancshares, Inc., dated May 7, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Equity Bancshares, Inc.

DATE: May 7, 2018	By:	/s/ Gregory H. Kossover
Gregory H. Kossover
Executive Vice President and Chief Financial Officer